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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)         September 4, 2001
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                          Forest City Enterprises, Inc.
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             (Exact name of registrant as specified in its charter)


          Ohio                    1-4372                            34-0863886
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(State or other jurisdiction    (Commission                      (IRS Employer
    of incorporation)           File Number)                 Identification No.)


Terminal Tower, 50 Public Square, Suite 1100     Cleveland, Ohio       44113
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code           216-621-6060
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         (Former name or former address, if changed since last report.)

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Item  5.  Other Events.
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This Form 8-K is being filed to submit a press release, dated September 4,
2001, announcing a three-for-two stock split of the Company's Class A and Class B common stock payable November 14, 2001 to shareholders of record on the close of business October 31, 2001.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)  Financial Statements of Businesses Acquired.
     None.

(b)  Pro Forma Financial Information.
     None.

(c)  Exhibits.
99   - Press release dated September 4, 2001, announcing a three-for-two stock split of Forest City Enterprises, Inc. Class A and Class B common stock.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   Forest City Enterprises, Inc.
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                                                           (Registrant)



Date     September 6, 2001             By   /s/  THOMAS G. SMITH
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                                       Thomas G. Smith, Executive Vice President
                                               and Chief Financial Officer